UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☑

Filed by Party other than Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement	☐ Definitive Additional Materials

☐ Soliciting Materials Pursuant to §240.14a-12

PARAMOUNT GOLD AND SILVER CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
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PARAMOUNT GOLD AND SILVER CORP.
665 Anderson Street
Winnemucca, Nevada 89445
(775) 625-3600
November 5, 2010

Dear Stockholders:

We are holding an annual  meeting (the “Meeting”) of our stockholders to vote on routine proposals including the election of directors and appointment of auditors. The Meeting will be held on December 10, 2010 at 11:00 a.m., local time, at 2600 North Military Trail, Suite 270 Boca Raton, Florida 33431. Notice of the Meeting, the related proxy statement and our Annual Report to Stockholders for the fiscal year ended June 30, 2010 are enclosed.  More information about the Meeting and other business to be considered by Paramount stockholders is contained in this proxy statement.  We encourage you to read this proxy statement carefully and in its entirety before voting.

Due to the change in NYSE rules, we would like to inform you that your broker will not be able to vote your shares with respect to the election of directors if you have not provided instructions to your broker.  We strongly encourage you to submit your proxy card and exercise your right to vote.

Whether or not you plan to attend the Meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope. Stockholders who attend the Meeting may revoke their proxies and vote in person.

The Board unanimously recommends that you vote "FOR"  the  proposals described in the attached proxy statement.

Only shareholders of record at the close of business on November 11, 2010 are entitled to notice of, and to vote at, the Meeting.

We look forward to seeing you at the Meeting.

Very truly yours,

Christopher Crupi
CEO

PARAMOUNT GOLD AND SILVER CORP.
665 Anderson Street
Winnemucca, Nevada 89445
(775)625-3600

Notice of Annual Meeting of Stockholders

An annual  meeting (the “Meeting”) of Stockholders of Paramount Gold and Silver Corp., a Delaware corporation (“Paramount”), will be held on December 10, 2010, at 11 a.m., local time, at 2600 North Military Trail, Suite 270 Boca Raton, Florida 33431,, to consider and vote on the proposals listed below and to transact such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting:

1.  Election of Directors.    To elect the following eight members of the Board of Directors of Paramount (the “Board”) to serve until the 2011 annual meeting of stockholders or until their successors are elected and qualified or their earlier death, resignation or removal: Christopher Crupi, Michel Yvan Stinglhamber, John Carden, Robert Dinning, Christopher Reynolds, Rudi P. Fronk, Eliseo Gonzalez-Urien and Shawn Kennedy;

2.  Ratification of Independent Auditors.    To ratify the appointment of Meyers Norris Penny LLP as Paramount’s independent certified public accountants for the fiscal year ending June 30, 2011; and

3.  Other Business.    To consider and act upon such other business and matters or proposals as may properly come before the Meeting or any adjournments or postponements thereof.

The close of business on  November 11, 2010  has been fixed as the record date for determining those Paramount stockholders entitled to notice of, and to vote at, the Meeting. Accordingly, only stockholders of record at the close of business on that date will receive this notice of, and be eligible to vote at, the Meeting or any adjournments or postponements of the Meeting. Each of the items of business listed above is more fully described in the proxy statement that accompanies this notice.

The presence, in person or by proxy, of the holders of one-third of the voting power of the common stock of Paramount entitled to vote at the Meeting shall constitute a quorum for the transaction of business. Approval of the various proposals to be voted upon at the Meeting may require different votes:

•
The eight  directors identified in Proposal No. 1 will be elected upon a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

•
Approval of Proposal No. 2 relating to ratification of the appointment of Paramount’s independent certified public accountants requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote.

As of the close of business on the record date for the Meeting, the directors and executive officers of Paramount, collectively, beneficially owned approximately 7,354,189 shares of Paramount common stock, inclusive of shares subject to stock options that may be exercised within 60 days following that date.  Such shares represented approximately 5.1% of the total Paramount voting power as of such date.

Your vote is very important.    Please read the proxy statement and the instructions on the enclosed proxy card and then, whether or not you expect to attend the Meeting in person, and no matter how many shares you own, please vote your shares as promptly as possible in accordance with the instructions on the enclosed proxy card. Submitting a proxy now will help assure a quorum and avoid added proxy solicitation costs. It will not prevent you from voting in person at the Meeting.

The Board unanimously recommends that you vote "FOR" the election of each of the director nominees, and  "FOR" ratification of the appointment of Paramount’s independent certified public accountants.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

By order of the Board of Directors,

Christopher Crupi, CEO
November 5, 2010

Neither the U.S. Securities and Exchange Commission nor any state, provincial or territorial securities regulatory agency or authority has passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

Table of Contents

Introduction to Proxy Statement	6

Questions and Answers about the Meeting	7

Proposal No. 1 – Election of Directors	15

Proposal No. 2 – Ratification of the Appointment of our Independent Registered Public Accounting Firm	20

Corporate Governance	21

Audit Committee Report	23

Compensation Committee	24

Compensation of Officers and Directors	26

Compensation of Paramount Officers	28

Security Ownership of Certain Beneficial Owners and Management	31

Certain Relationships and Related Transactions	33

Section 16(a) Beneficial Ownership Reporting Compliance	33

Matters Relating to Corporate Governance	34

Board of Directors and Compensation of Directors	35

Comparative Market Prices and Dividends	37

Future Stockholder Proposals	39

Delivery of Documents to Stockholders Sharing an Address	40

Other Matters	40

Where Stockholders Can Find More Information	40

PARAMOUNT GOLD AND SILVER CORP.
665 Anderson Street
Winnemucca, Nevada 89445
(775) 625-3600

Introduction to Proxy Statement

This proxy statement and the accompanying form of proxy are being furnished to stockholders of Paramount Gold and Silver Corp., a Delaware corporation (“Paramount”) in connection with the solicitation of proxies by the Board of Directors of Paramount (the “Board”) for use at the annual  meeting (the “Meeting”) of our stockholders to be held on December 10, 2010, at11 a.m., local time, at 2600 North Military Trail, Suite 270 Boca Raton, Florida.

You are being asked to vote forthe election of each of the director nominees, and   for a proposal to ratify the appointment of Meyers Norris Penny LLP as Paramount’s independent certified public accountants for the fiscal year ending June 30, 2011.

Important Note

In deciding how to vote on the matters described in this proxy statement, you should rely only on the information contained in this proxy statement and the annexes attached hereto.  Paramount  has not authorized any person to provide you with any information that is different from what is contained in this proxy statement.

The information contained in this proxy statement speaks only as of the date on which this proxy statement was filed unless the information specifically indicates that another date applies.  This proxy statement is dated November 5, 2010, and is first being mailed to Paramount stockholders on or about  November 15, 2010.

If you have any questions about the matters described in this proxy statement, you may contact Paramount Gold and Silver Corp., 665 Anderson Street, Winnemucca, Nevada, 89445, Attn: Christopher Crupi.

Important Notice Regarding Availability of Proxy Material for the Meeting to Be Held on December 10, 2010

The Notice of Annual  Meeting of Stockholders, this Proxy Statement and the 2010 Annual Report to Stockholders are available on the Internet at the following website: www.paramountgold.com.

Directions to the Meeting

To obtain directions to attend the Annual Meeting and vote in person, please contact Paramount’s corporate offices located at  665 Anderson Street, Winnemucca, Nevada, 89445, Attn: Christopher Crupi.  (Phone No. 775-625-3600).

•	Required Vote of Paramount’s Stockholders.

•
The eight directors identified in Proposal No. 1 will be elected upon a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

•
Approval of Proposal No. 2 relating to ratification of the appointment of Paramount’s independent certified public accountants requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote.

•	Paramount’s Board Recommendation. Paramount’s Board of Directors unanimously recommends that Paramount’s stockholders vote “FOR” each of the Proposals.

•	Record date for Paramount’s Stockholders. You are entitled to vote at the meeting if you owned shares of Paramount common stock at the close of business on November 11, 2010 (the “Record Date”).

•
Paramount Voting Information.  You will have one vote for each share of Paramount common stock that you owned at the close of business on the Record Date. If your shares are held in “street name” by a broker, you will need to provide your broker with instructions on how to vote your shares. Before voting your shares of Paramount common stock you should read this proxy statement in its entirety, including its annexes, and carefully consider how each Proposal may affect you. Then, mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the Meeting. For more information on how to vote your shares, please refer to “The Meeting of Paramount Stockholders” beginning on page 13.

•
Additional Information.  You can find more information about Paramount in the periodic reports and other information Paramount files with the Securities and Exchange Commission (the “SEC”) at the SEC’s public reference facilities and at the website maintained by the SEC at www.sec.gov.  Paramount also make public filings with applicable Canadian securities regulators, available to the public free of charge on the System for Electronic Document Analysis and Retrieval of the Canadian Securities Administrators (“SEDAR”) at www.sedar.com.    For a more detailed description of the additional information available, see the section entitled “Where Stockholders Can Find More Information About Paramount” beginning on page 11.

Questions and Answers about the  Meeting

The following questions and answers are for your convenience only, and briefly address some commonly asked questions about the  Proposals and the Meeting. You should still carefully read this entire  proxy statement, including the attached Annexes.

The Meeting; Voting Your Shares

Q:  Why am I receiving this proxy statement?

A:   You are receiving this proxy statement and enclosed proxy card because, as of November 11, 2010, the Record  Date for the Meeting, you owned shares of Paramount common stock. Only holders of record of shares of Paramount common stock as of the close of business on November 11, 2010 will be entitled to vote those shares at the Meeting. The Board is providing these proxy materials to give you information to determine how to vote in connection with the Meeting.

This proxy statement describes the issues on which Paramount would like you, as a stockholder, to vote. It also provides you with important information about these issues to enable you to make an informed decision as to whether to vote your shares of Paramount common stock for the matters described herein.
Paramount is holding the Meeting to obtain the stockholder approval necessary to approve the Proposals. We have included in this proxy statement important information about the Meeting. You should read this information carefully and in its entirety.

Your vote is very important and we encourage you to complete, sign, date and mail your proxy card, as soon as possible, whether or not you plan to attend the Meeting. Stockholders who attend the Meeting may revoke their proxies and vote in person. This proxy statement describes the issues on which we would like you, as a stockholder, to vote.

Q:  When and where is the Meeting?

A:  The Meeting will be held will be held on December 10, 2010, at 11 a.m., local time, at 2600 North Military Trail, Suite 270 Boca Raton, Florida 33431.

Q:  Who is eligible to attend the Meeting and vote?

A: Stockholders of record at the close of business on  November 11, 2010 are entitled to attend and vote at the Meeting.

Q:  How many votes do I have?

A:  Stockholders who own Paramount common stock at the close of business November 11, 2010 are entitled to one vote for each share of common stock they held on that date in all matters properly brought before the Meeting.

Q:  How many shares are outstanding?

A:  As of October 31, 2010 there were 132,077,034 of common stock issued and outstanding.

Q:  What proposals will be addressed at the Meeting?

A:   We will address the following proposals at the Meeting:

•	a proposal to elect director nominees to the Board;

•	a proposal to ratify the appointment of Meyers Norris Penny LLP as Paramount’s independent certified public accountants for the fiscal year ending June 30, 2011; and

•	any other business that may properly come before the Meeting.

Q:  What vote is required to approve the proposals?

A:  The following votes are required:

•
The eight directors identified in Proposal No. 1 will be elected upon a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors.  A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

•
Approval of Proposal No. 2 relating to ratification of the appointment of Paramount’s independent certified public accountants requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote.

Q:  Why would the Meeting be adjourned or postponed?

A: The Meeting will be adjourned or postponed if a quorum is not present on the date of the Meeting. One-third of the votes entitled to be cast on the matter by a voting group, represented in person or by proxy, constitutes a quorum of that voting group for the action on the matter. If a quorum is not present, the Meeting may be postponed to a later date when a quorum is obtained. For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. If a stockholder’s shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote in person at the Meeting, the stockholder must contact his or her broker or bank and obtain from the record holder a “legal” proxy issued in the stockholder’s name. Brokers who hold shares in “street name” for clients typically have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. Absent specific instructions from the beneficial owner of the shares, brokers are not allowed to exercise their voting discretion with respect to the approval of non-routine matters.  (No such matters are being voted upon at this meeting.),  Proxies submitted without a vote by brokers on these matters are referred to as “broker non-votes.” Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting.

Q:  How do I vote in person?

A:  If you plan to attend on the date of the Meeting, or at a later date if it is postponed or adjourned, and vote in person, Paramount will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit, authorizing you to vote the shares in person.

Q:  How do I vote by proxy?

A: Returning the proxy card will not affect your right to attend the Meeting and vote in person. If you properly fill in your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

•	“FOR” the election of all director nominees; and

•	“FOR” the ratification of the appointment of Meyers Norris Penny LLP as Paramount’s independent certified public accountants for the fiscal year ending June 30, 2011;

If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement went to press, Paramount knew of no matters that needed to be acted on at the Meeting other than those discussed in this proxy statement.

Q:  May I revoke my proxy?

A:  If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•	You may send in another proxy with a later date.

•
You may notify Paramount in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at its corporate offices before the Meeting, that you are revoking your proxy.

•	You may vote in person at the Meeting.

Q:  How are votes counted?

A:  Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not receive instructions with respect to the proposals from the beneficial owner.

Q:  What happens if I do not vote?

A:  The presence, in person or by proxy, of one-third of the votes entitled to be cast on the matter by a voting group is necessary to constitute a quorum at the Meeting. For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Meeting.

Q:  What happens if I sell my shares of Paramount common stock before the Meeting?

A:  The Record Date for stockholders entitled to vote at the Meeting is earlier than  the meeting date.
 If you transfer your shares of Paramount common stock after the Record Date but before the Meeting you will, unless special arrangements are made, retain your right to vote at the Meeting.

Q:  If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:  If a stockholder’s shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote in person at the Meeting, the stockholder must contact his or her broker or bank and obtain from the record holder a “legal” proxy issued in the stockholder’s name.  Absent specific instructions from the beneficial owners of the shares, brokers who hold shares in “street name” for clients no longer  have the authority to vote on  proposals when they have not received instructions from beneficial owners. Proxies submitted without a vote by brokers on these matters are referred to as “broker non-votes.” Broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting.

Q:  Will my shares held in “street name” or another form of record ownership be combined for voting purposes with shares I hold of record?

A:  No. Because any shares you may hold in “street name” will be deemed to be held by a different stockholder than any shares you hold of record, any shares so held will not be combined for voting purposes with shares you hold of record. Similarly, if you own shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Shares held by a corporation or business entity must be voted by an authorized officer of the entity. Shares held in an IRA must be voted under the rules governing the account.

Q:  What does it mean if I receive more than one set of materials?

A:  This means you own shares of Paramount common stock that are registered under different names. For example, you may own some shares directly as a stockholder of record and other shares through a broker or you may own shares through more than one broker. In these situations, you will receive multiple sets of proxy materials. You must vote, sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards that you receive in order to vote all of the shares you own. Each proxy card you receive comes with its own prepaid return envelope. If you vote by mail, make sure you return each proxy card in the return envelope that accompanies that proxy card.

Q:  What if I fail to instruct my broker?

A:   As described above, absent specific instructions from the beneficial owner of the shares, brokers are not allowed to exercise voting discretion with respect to the approval of any of the Proposals. .   Proxies submitted without a vote by brokers are referred to as “broker non-votes.” Broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting.

Q:  Who bears the cost of soliciting proxies?

A:  Paramount will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. Paramount estimates that the costs associated with solicitations of the proxies requested by this proxy statement will be approximately $25,000.

Q:  Where can I find more information about Paramount?

A:  Paramount filed its 2010 annual report on Form 10-K with the SEC on  September 28,  2010.  That report, along with the Form 10-K and Form 10-K/A, together with other corporate filings are available for your review on the Internet by visiting the SEC’s website located at www.sec.gov. Copies of any reports, including exhibits, will be furnished to stockholders upon written request. All written requests should be directed to: Christopher Crupi, Paramount Gold and Silver Corp.  665 Anderson Street, Winnemucca, Nevada, 89445.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that Paramount file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including Paramount, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, Paramount’s Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Paramount’s filings with the applicable Canadian securities regulators are available on the System for Electronic Document Analysis and Retrieval (“SEDAR”), and may be viewed at the following website address: www.sedar.com.

Q:  Where is Paramount’s head office?

A:  Our head office is located at  665 Anderson Street, Winnemucca, Nevada, 89445. Our telephone number is (775) 625-3600.

Q:  Who can help answer my questions?

A:  If you have questions about and the Meeting, including the procedures for voting your shares, you should contact Paramount Gold and Silver Corp., 665 Anderson Street, Winnemucca, Nevada, 89445, (775) 625-3600, Attn: Christopher Crupi.

The Meeting of Paramount Stockholders

The enclosed proxy is solicited on behalf of the Board for use at the Meeting to be held on December 10, 2010, at 11a.m., local time, at 2600 North Military Trail, Suite 270 Boca Raton, Florida 33431, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice of the Meeting.  Paramount intends to commence mailing of this proxy statement and the accompanying proxy card to Paramount’s stockholders on or about  November  15, 2010.

At the Meeting, Paramount’s stockholders are being asked to consider and vote on:

1.	a proposal to elect director nominees to the Board; and

2.	a proposal to ratify the appointment of Myers Norris Penny LLP as Paramount’s independent certified public accountants for the fiscal year ending June 30, 2011;

Paramount does not expect a vote to be taken on any other matters at the Meeting. If any other matters are properly presented at the Meeting for consideration, however, the holders of the proxies, if properly authorized, will have discretion to vote on any additional matters in accordance with their best judgment.

The Board has unanimously approved the  nomination of the eight  director nominees  and the appointment of the independent certified public accountants.   Accordingly, the Board of Directors unanimously recommends that Paramount stockholders vote “FOR” each of  the Proposals.

Record Date and Voting Information

Only holders of record of Paramount common stock at the close of business on November 11, 2010 are entitled to notice of, and to vote at, the Meeting. At the close of business on November 11, 2010,  132,077,034 shares of Paramount common stock were outstanding and entitled to vote. A list of Paramount’s stockholders will be available for review at Paramount’s offices during regular business hours after the date of this proxy statement and through the date of the Meeting. Each holder of record of Paramount common stock on the record date will be entitled to one vote for each share held.   The presence, in person or by proxy, of the holders of one-third of the voting power of the common stock of Paramount entitled to vote at the Meeting shall constitute a quorum for the transaction of business.

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. If a stockholder’s shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote in person at the Meeting, the stockholder must contact his or her broker or bank and obtain from the record holder a “legal” proxy issued in the stockholder’s name. Brokers who hold shares in “street name” for clients do not have authority to vote on any matters unless the broker t receives instructions from beneficial owners. Proxies submitted without a vote by brokers on these matters are referred to as “broker non-votes.” Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting.

Proxies received at any time before the Meeting and not revoked or superseded before being voted will be voted at the Meeting. If the proxy specifies how it should be voted, it will be voted in accordance with such specification. If no specification is indicated, the proxy will be voted “FOR”  the  approval of election of the directors and , “FOR” the ratification of the independent certified public accountants  and in the discretion of the persons named in the proxy with respect to any other business that may properly come before the Meeting or any adjournment of the Meeting. You may also vote in person by ballot at the Meeting.

 The directors named in Proposal No.1 and the approval of the Company’s independent auditors must be approved by a plurality of the votes of the shares present in person or by proxy at the Meeting.

How You Can Vote

Each share of Paramount common stock outstanding on  November 11, 2010, the Record Date for stockholders entitled to vote at the Meeting, is entitled to vote at the Meeting.

If you are a stockholder of record, you may vote your shares in either of the following ways:

Voting by Mail.  If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided.

Voting in Person.  You can also vote by appearing and voting in person at the Meeting.

If your stock is held in “street name” by a bank or broker, please follow the instruction provided by your bank or broker.

If you vote your shares of Paramount common stock by submitting a proxy, your shares will be voted at the Meeting as you indicated on your proxy card.  If no instructions are indicated on your signed proxy card, all of your shares of Paramount common stock will be voted “FOR” the election of the director nominees;  and ”FOR”  ratification of the appointment of the independent certified public accountants. and in the discretion of the persons named in the proxy with respect to any other business that may properly come before the Meeting or any adjournment of the Meeting.  You should return a proxy by mail even if you plan to attend the Meeting in person.

Proxies; Revocation

Any person giving a proxy pursuant to this solicitation has the power to revoke and change it anytime before it is voted.   You may revoke your proxy in any one of three ways:

•	You may send in another proxy with a later date.

•
You may notify us in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Meeting, that you are revoking your proxy.

•	You may vote in person at the Meeting.

If your Paramount shares are held in the name of a bank, broker, trustee or other holder of record, including the trustee or other fiduciary of an employee benefit plan, you must contact your bank or broker and obtain a “legal” proxy, executed in your favor from the holder of record to be able to vote in person at the Meeting.

Expenses of Proxy Solicitation

Paramount will pay the costs of soliciting proxies for the Meeting. Officers, directors and employees of Paramount may solicit proxies by telephone, mail, the Internet or in person. However, they will not be paid for soliciting proxies. Paramount will also request that individuals and entities holding shares in their names, or in the names of their nominees, that are beneficially owned by others, send proxy materials to and obtain proxies from, those beneficial owners, and will reimburse those holders for their reasonable expenses in performing those services. To the extent necessary, Paramount intends to use Mellon Investor Services to assist it in the solicitation of proxies, using the means referred to above.

Adjournments

Although it is not expected,  the Meeting may be adjourned for any reason by either the Chairman of the Meeting or the holders of a majority of the voting power of the stock present, in person or by proxy, and entitled to vote at the Meeting. Notice of an adjourned meeting need not be given if the time and place, if any, or the means of remote communications to be used rather than holding the meeting at any place are announced at the meeting so adjourned. If, however, the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, then a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Such notice will be mailed to you or transmitted electronically to you and will be provided not less than 10 days nor more than 60 days before the date of the adjourned meeting and will set forth the purpose of the meeting.

Other Matters

The Board is not aware of any business to be brought before the Meeting other than that described in this proxy statement.

Proposal No. 1 – Election of Directors

At the Meeting, eight  directors will be elected to serve a one year term or until the next annual stockholders meeting or until such director's successor shall have been elected and qualified following such director’s earlier death, resignation or removal.

Our Board has nominated Christopher Crupi, Christopher Reynolds, Michel Yvan Stinglhamber, John Carden, Robert Dinning, Rudi P. Fronk, Shawn Kennedy and Eliseo Gonzalez-Urien.   All nominees are currently members of the Board.
Each nominee has expressed his willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee becomes unavailable before the election, the proxies may be voted for one or more substitute nominees designated by the Board, or the Board may decide to reduce the number of directors.

Set forth below is certain information with respect to each nominee for director.

●	Christopher Crupi

Mr. Crupi is a chartered accountant. He has served as our CEO and as a director since April, 2005. Mr. Crupi oversees the administrative and operational activities of the Company. From 2000 to 2004, Mr. Crupi was a Vice President of PricewaterhouseCoopers LLP, an international accounting firm. Mr. Crupi received his Bachelor of Commerce degree from the University of Ottawa in 1992,Chartered Accountant designation in 1995 and Chartered Insolvency and Restructuring Professional designation in 1998.

●	Christopher Reynolds

Mr. Reynolds has 20 years of mineral industry and public accounting experience and is currently the Vice President Finance and Chief Financial Officer of Norsemont Mining Inc., a TSX listed corporation. Until 200, he served as Senior Vice President, CFO and Secretary of SouthernEra Diamonds Inc. He has held various finance and accounting positions at Southern Platinum Corp., TVX Gold Inc., Inmet Mining Corporation and PricewaterhouseCoopers. He also served as a director of Arizona Star Resource Corp. Mr. Reynolds became a Certified General Accountant in 1994 and received a B.A. (Economics) from McGill University in 1987.

●	Robert Dinning

Mr. Dinning joined Paramount in March 2008 as a director. Mr. Dinning is a Chartered Accountant, and life time member of the Alberta Institute of Chartered Accountants. Mr. Dinning has operated a consulting practice since 1977. He has an extensive background in corporate finance, operating in the mining and high tech industries. Mr. Dinning has been an officer and director of various public and private companies for the past 35 years, including various companies in both the United States and Canada. Mr. Dinning has since 2000 held various positions with Apolo Gold & Energy Corp., a Vancouver, British Columbia based company focused on precious metal mining opportunities in Central and South America and currently serves as Apolo’s Chief Financial Officer, Secretary and as a Director. Mr. Dinning is also CFO of ATAC Resources listed on the TSXV.

●	John Carden, Ph.D

Dr. Carden joined the Company as a director in September 2006. Dr. Carden has more than twenty years experience in exploration management, teaching, and research. Since 2001, Dr. Carden  is a geologic consultant for several junior resource companies and is currently a director OTIS Gold Corp. and previously a director of Corex Gold Corporation, a junior gold exploration and development company, and Magnum Uranium Corp., a uranium exploration and development company, each of which are TSX Venture Exchange listed companies. From 1998 to 2001, Dr. Carden was the President of Latitude Minerals Corporation, a publicly traded company on the Canadian Venture Exchange, and was Director of U.S. Exploration for Echo Bay Mining from 1992 to 1998.  Dr. Carden  received both his Bachelor of Science and Master of Science in geology from Kent State University in 1970 and 1971, respectively, and a Ph.D. in geology from the Geophysical Institute, University of Alaska in 1978.  He is a licensed Geologist in the State of Washington and a member of the American Institute of Professional Geologists and a Fellow of the Society of Economic Geologists.

●	Michel Yvan Stinglhamber

Mr. Stinglhamber joined the Company as a director in May 2007. Mr. Stinglhamber has significant experience in the Mexican mining industry. For the past ten years Mr. Stinglhamber has been chairman of two very successful Mexican mining companies including Campania Minera Productos Metalicos y Derivados SA de CV which has an operating gold mine (La Testera) in partnership with Penoles and Minera Recami SA de CV, an exploration company in Sonora Mexico.  He currently represents Umicore Belgium in Mexico, a materials technology company, and serves as a director for Unimet SA de CV, a wholly owned subsidiary of Umicore Belgium which is active in the fields of precious metals exploration. Mr. Stinglhamber is also the Chairman of the Mining Group-Compania Minera Misiones SA de CV, a mining company located in Mexico.

Since 1991, Mr. Stinglhamber has been involved in a number of mining ventures in Mexico. He was the president of the Belgo Luxemburg Mexican Chamber of Commerce in 1987, and in 2002, was awarded the Belgian decoration of “Officer of the Crown”.  Mr. Stinglhamber has a degree in agriculture from Egerton Agricultural College in Kenya and a B.Sc. (Edaphology) from the the University of Reading in England.

●	Eliseo Gonzalez-Urien

Mr. Gonzalez-Urien joined our Board in March 2009. He currently serves as a member of the board of directors of Seabridge Gold. He is an exploration geologist with over 30 years of experience in the mining industry. From 1989 through 2001 Mr. Gonzalez-Urien held various executive positions with Placer Dome Inc. including senior vice president of the parent company and president of Placer Dome Exploration Inc. During this period he was charged with responsibility for Placer Dome’s worldwide exploration activities. Prior to Placer Dome, Mr. Gonzalez-Urien held senior positions with BHP-Utah Inc. and Noranda. He holds a degree in geology from the University of Santiago, Chile, followed by post graduate studies in geology at the University of California, Berkley.

●	Rudi P. Fronk

Mr. Fronk joined our Board in March 2009. Since 1999 he has served as the president, chief executive officer and a director of Seabridge Gold Inc. Seabridge is located in Toronto, Ontario, and has gold projects throughout North America. Prior to Seabridge, Mr. Fronk held senior management positions with Greenstone Resources, Columbia Resources, Behre Dolbear & Company, Riverside Associates, Phibro-Salomon, Amax, and DRX. Mr. Fronk is a graduate of Columbia University from which he holds a Bachelor of Science in Mining Engineering and a Master of Science in Mineral Economics. Mr. Fronk resides in Toronto, Ontario.

●	Shawn Kennedy

Mr. Kennedy has served as the president and director of X-Cal Resources, Ltd. since its  incorporation in 1981 as a private company under the name of X-Calibre Resources. In 1985 the company was listed on the Toronto Stock Exchange and the name changed to X-Cal. Mr. Kennedy has served as President and director of X-Cal since incorporation. His first prospector's license was issued in British Columbia in 1974.

There is no  material proceedings to which any director, officer or affiliate of Paramount, any owner of record or beneficially of more than five percent of any class of voting securities of Paramount, or any associate of any such director, officer, affiliate of Paramount, or security holder is a party adverse to Paramount or any of its subsidiaries or has a material interest adverse to Paramount or any of its subsidiaries.

During the past five years, no director, nominee for director or any executive officer of Paramount:

1.
Filed a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
Was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	Engaging in any type of business practice; or

iii.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.
Was  the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity; or

5.
Was  found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated.

6.
 Was  found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

Required Vote and Board of Directors’ Recommendation

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors, assuming a quorum is present.

YOUR BOARD RECOMMENDS THAT YOU VOTE
“FOR”
THE ELECTION OF EACH OF THE DIRECTORS NAMED IN PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Proposal No. 2 – Ratification of the Appointment of our Independent Registered Public Accounting Firm

The Board has selected the firm of Meyers Norris Penny LLP as Paramount’s independent registered public accounting firm for the fiscal year ending June 30, 2011 and is submitting this selection for ratification by our stockholders at the Meeting. In the event that our stockholders do not ratify the selection of Meyers Norris Penny LLP, the Board will consider making a change in auditors for Paramount for the fiscal year ending June 30, 2011.  During this past year Meyers Norris Penny LLP acquired HLB Cinnamon Jang Willoughby & Company, which   had been Paramount’s independent registered public accounting firm since 2005.

Audit Fees

The aggregate fees billed for professional services rendered was $77,000 and $78,000 for the audit of our annual financial statements including  the reviews of the financial statements included in our Forms 10-Q for the fiscal years ended June 30, 2010 and 2009 respectively.

Audit-Related Fees

No fees were billed in each of the last two fiscal years for professional services rendered by the principal accountant for assurance and related services reasonably related to the performance of audit or review of Paramount’s financial statements and not reported under the heading “Audit Fees.”

Tax Fees

Professional fees for tax return preparation and compliance of $6,500 were billed by the principal accountants for the period in question.

All Other Fees

Other than the services described above, there were no other services provided by our principal accountants for the periods indicated except for professional services rendered in connection with the review of financial information relating to the X-Cal Resources acquisition.

Representatives of Meyers Norris Penny LLP are not expected to be present in person at the Meeting.

Pre-Approval Policies and Procedures

●	Pre-Approval Policies and Procedures

In accordance with the Audit Committee Charter, all audit (including audit-related) and non-audit services performed by Meyers Norris Penny LLP, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by our independent registered public accounting firm was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee Charter authorizes the Audit Committee to appoint a subcommittee of one or more members of the Audit Committee and/or to pre-approve non-audit services by establishing detailed pre-approval policies as to the particular service, provided that the Audit Committee is informed of each service pre-approved (no less frequently than at each meeting of the Audit Committee) and that no pre-approval shall be delegated to Paramount’s management except as permitted by applicable law and regulation. In considering whether to pre-approve any non-audit services, the Audit Committee (or its delegees) considers whether the provision of such services is compatible with maintaining the independence of our independent registered public accounting firm.

Required Vote and Board of Directors’ Recommendation

In order to become effective, the proposal to ratify the appointment of Meyers Norris Penny LLP as Paramount’s independent registered public accounting firm for the year ending June 30, 2011 requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote, assuming a quorum is present.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MEYERS NORRIS PENNY LLP AS OUR INDEPENDENT REGISTERED ACCOUNTING FIRM

Corporate Governance

The directors believe that one of their primary responsibilities is to promote a culture of ethical behavior throughout Paramount by setting examples and by displaying a sustained commitment to instilling and maintaining deeply ingrained principles of honesty and decency. Consistent with these principles Paramount has, among other things, adopted:

•  written charters for our Audit Committee, Compensation Committee and Nominating Committee; and
•  a Code of Ethics for our officers, directors and employees.

The committee charters and Code of Ethics is available on Paramount’s website located at www.paramountgold.com. Copies of these documents are also available upon written request to Paramount’s Secretary. Paramount will post information regarding any amendment to, or waiver from, its Code of Ethics on its website.

The Board periodically reviews its corporate governance policies and practices. Based on these reviews, the Board will adopt changes to policies and practices that are in the best interests of Paramount and as appropriate to comply with any new requirements of the Commission or any Exchange listing requirements.

During the year the Company established a Corporate Governance Committee comprising all the independent members of the Board of Directors.  The Corporate Governance Committee has not yet met and will do so only if matters arise that require consideration.

Director Independence

As part of Paramount’s Corporate Governance Guidelines and in accordance with the NYSE Amex rules, the Board has established a policy requiring a majority of the members of the Board to be independent. The Board has determined that Dr. Carden and Messrs. Fronk and Gonzalez-Urien, Reynolds, Stinglhamber, Dinning and Kennedy satisfy any listing standards as well as Paramount’s independence standards.

Communications with the Board

Stockholders and other interested parties may communicate with the Board or specific directors by mail addressed to: Board of Directors, c/o Paramount Gold and Silver Corp., 665 Anderson Street, Winnemucca, Nevada, 89445. Attn: Christopher Crupi. If you wish to communicate with a specific director, the communication should be sent to the indicated address with the name of the director appearing on the front cover of your communication.

Audit Committee

The Audit Committee currently consists of Christopher Reynolds, Dr. John Carden and Robert Dinning, with Mr. Reynolds serving as chairman.  The Board has determined that each member of the Audit Committee is independent under NYSE Amex rules and Rule 10A-3 under the Exchange Act. The Board has also determined that each member of the audit committee is financially literate and experienced in financial matters and has not participated in the preparation of Paramount’s financial statements at any time during the past three years. The Board has also determined that both Mr. Dinning and Mr. Reynolds are “audit committee financial experts” within the meaning of applicable SEC regulations.

The Audit Committee assists the Board in its oversight of Paramount’s financial reporting, focusing on the integrity of Paramount’s financial statements, Paramount’s compliance with legal and regulatory requirements, the qualifications of Paramount’s independent auditor and the performance of Paramount’s internal audit function. The Audit Committee’s primary responsibilities include:

•
reviewing, reporting and where appropriate, making recommendations to the Board on; the adequacy of the system of internal controls; the external audit plan, independence, scope and fees; the integrity of the financial reporting process and material public financial documents of Paramount;

•	acting as the direct contact with Paramount’s independent auditor, who is ultimately accountable to the Audit Committee and the Board;

•	appointing the independent auditor, setting the terms of compensation and retention for the independent auditor and overseeing the work of the independent auditor;

•	pre-approving all audit and non-audit services provided to Paramount by the independent auditor, except for items exempt from pre-approval requirements under applicable law; and

•	acting in respect of all other matters as to which Audit Committee action is required by law or applicable listing standards.

The Audit Committee’s responsibilities and key practices are more fully described in its written charter.  In accordance with the NYSE Amex rules, the Audit Committee reviews and reassesses the adequacy of its written charter on an annual basis.

Following is a report of our Audit Committee for the fiscal year ended June 30, 2010.

Audit Committee Report

The Audit Committee is currently composed of three directors who are neither officers nor employees of Paramount. All members of the Committee are independent for purposes of Audit Committee service.

In connection with its review of the audited financial statements appearing in Paramount’s annual report on Form 10-K for the fiscal year ended June 30, 2010, the Audit Committee:
•	reviewed and discussed the audited financial statements with Paramount’s management and Paramount’s independent auditors, Meyers Norris Penny LLP;

•
discussed with Paramount’s independent auditors those matters required to be discussed under Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380), as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

•	reviewed and discussed the audit of the internal control over financial reporting of Paramount as of June 30, 2010, prepared by Paramount’s independent auditors Meyers Norris Penny LLP;

•
received and reviewed the written disclosures and the letter from our independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with Meyers Norris Penny LLP their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in Paramount’s annual report on Form 10-K for the fiscal year ended June 30, 2010, as filed with the SEC on September 28, 2010.

The Audit Committee has selected and engaged Meyers Norris Penny LLP as our independent auditor to audit and report to Paramount’s stockholders on Paramount’s financial statements for the fiscal year ending June 30, 2011.

The Audit Committee met 4 times during the fiscal year ended June 30, 2010.

This report is submitted by the members of the Audit Committee.

Members of the Audit Committee
Christopher Reynolds (Chairman)
Robert Dinning
John Carden

Compensation Committee
The Compensation Committee currently consists of Dr. Carden and Messrs. Dinning and Fronk, with Mr. Dinning serving as chairman. The Compensation Committee met once during  the fiscal year ended June 30, 2010.

The Compensation Committee assists the Board in overseeing executive compensation and administers Paramount’s executive bonus and equity compensation plan. The Compensation Committee’s primary responsibilities include:

•	evaluating the performance of and establishing compensation for Paramount’s Chief Executive Officer;

•	establishing compensation levels for Paramount’s directors and executive officers and reviewing executive compensation matters generally;

•	making recommendations to the Board with respect to approval and adoption of all cash and equity-based incentive plans; and

•	approving awards of options, restricted shares, restricted share units and other equity rights to executive officers.

The Compensation Committee’s responsibilities include recommending to the Board  a compensation  package for the Company’s chief executive officer.  The Compensation Committee’s further responsibilities are discussed more fully in its charter.

Nominating Committee

The Nominating Committee currently consists of Messrs. Stinglhamber, Fronk and Gonzalez-Urien, with Mr. Fronk serving as chairman.   All members of the Nominating Committee are independent directors.

During the fiscal year ended June 30, 2010, the Nominating Committee met once.

The Nominating Committee assists the Board in carrying out its oversight responsibilities relating to the composition of the Board. The Nominating Committee’s primary responsibilities include considering and making recommendations to the Board with respect to nominees for election to the Board consistent with criteria approved by the Board or the Nominating  Committee, including director candidates submitted by Paramount’s stockholders.

The Nominating Committee’s responsibilities and key practices are more fully described in its charter.

Director Nominees

The Nominating Committee utilizes a variety of methods for identifying and evaluating director nominees. The Committee may consider candidates recommended by Paramount’s directors, members of management, professional search firms or stockholders. These candidates may be considered at any point during the year.  The members of the Nominating Committee evaluate potential nominees, whether proposed by stockholders or otherwise, by reviewing their qualifications, reviewing results of personal and reference interviews and reviewing other relevant information. Candidates whose evaluations are favorable are then chosen by a majority of the members of the Nominating Committee to be recommended for nomination by the full Board. The full Board then selects and nominates candidates for election as directors by the stockholders at the annual meeting.

To date, our Nominating Committee has not paid a fee to any third party  to identify or evaluate prospective nominees.

Qualifications

In evaluating nominees for election as a director, the Nominating Committee considers a number of factors, including the following:

•	personal and professional qualities, characteristics, attributes, accomplishments and reputation in the business community and otherwise;

•	reputation in a particular field or area of expertise;

•	current knowledge and contacts in the markets in which Paramount does business and in Paramount’s industry and other industries relevant to Paramount’s business;

•	the ability and willingness to participate fully in board activities, including attendance at, and active participation in, meetings of the Board and its committees;

•
the skills and personality of the nominee and how the Nominating Committee perceives the nominee will fit with the existing directors and other nominees in maintaining a Board that is collegial and responsive to the needs of Paramount and its stockholders;

•	the willingness to represent the best interests of all of Paramount’s stockholders and not just one particular constituency; and

•	diversity of viewpoints, background and experience, compared to those of existing directors and other nominees.

Executive Officers and Directors

Paramount’s executive officers and directors are:

Name	Age	Position	Held Since

Christopher Crupi	(41)	CEO//Director	2005

Dr. John Carden	(62)	Director	2006
Michel Yvan Stinglhamber	(77)	Director	2007
Robert Dinning	(71)	Director	2008
Rudi P. Fronk	(52)	Director	2009
Eliseo Gonzalez-Urien	(69)	Director	2009
Christopher Reynolds	(45)	Director	2009
Shawn Kennedy	(59)	Director	2010
Carlo A. Buffone	(40)	CFO	2010
Michael Clancy	(45)	Secretary	2007

Compensation of  Officers and Directors
Overview of Compensation Program

Our compensation philosophy is based on our belief that our compensation programs should: be aligned with stockholder's interests and business objectives; reward performance; and be externally competitive and internally equitable. In order to attract quality board members in a manner commensurate with our status as an exploratory stage mining company, with no revenues, our Compensation Committee, examined studies conducted by independent industry sources in both the United States and Canada as to the level of compensation received by officers and directors. Their primary focus was with respect to compensation paid to officers and directors of public mining companies in Canada and USA.

Our Compensation Committee studied the compensation level paid to officers and directors of more than a two dozen different resource companies. Overall compensation varied considerably. Companies paying their executive officers and directors on the high end include:

•	ECU Silver Mining Corp.

•	Victoria Gold Corp.

•	Sabina Silver Corporation

•	Silver Corp. Metals Inc.

•	Crystallex International

As a group, salaries and bonuses paid to the company’s chief executive officer ranged from $320,000 to $500,000.  With respect to option grants to each company’s chief executive officer, the market value for options ranged from $136,000 to $862,000.   Compensation levels for other resource companies varied significantly in scope and range:

In establishing the compensation level paid to our officers and directors, the Compensation Committee attempted to achieve a balance between compensation paid to the officers and directors as compared to the compensation package offered our employees and consultants. Recognizing the need to preserve working capital for drilling operations, employees and consultants have been offered  cash and equity compensation packages which has permitted us to retain skilled personnel with little employee turnover.

In making compensation decisions, we seek to achieve three objectives:

•	Providing a total compensation package which is competitive and therefore, enables us to attract and retain, high-caliber executive personnel;

•	Integrating compensation programs with our short-term and long-term strategic plan and business objectives; and

•	Encouraging achievement of business objectives and enhancement of stockholder value by providing executive management long-term incentive through equity ownership.

Our Compensation Committee, determines compensation for our executive officers and directors is decided by this Committee. The Compensation Committee reviews recommendations submitted to the Committee as well as industry averages for similarly situated companies. The Committee reviews these recommendations and reports and makes recommendations.

In determining the appropriate compensation level as compared to other similarly situated mining companies, the Compensation Committee has determined that the primary goal will be to preserve its cash situation. Except for nominal consideration paid to one director, directors do not receive cash compensation for serving on the Board of Directors or for serving on any committee of the Board of Directors. Rather, the Compensation Committee’s primary objective with respect to equity compensation is to establish equity based compensation within industry guidelines. Since the Company’s objective is to retain cash,  the Compensation Committee recommended to the entire Board that equity based compensation be the primary form of compensation utilized and should be within the higher range of equity based compensation.

Other Factors Considered in Establishing Compensation for Executive Officers

We are an exploratory stage mining company.  We will not be generating revenues from operations for a significant period of time.  As a result, the use of traditional performance standards, such as corporate profitability, is not believed to be appropriate in the evaluation of our performance or our individual executives. The compensation of our executive officers is based, in substantial part, on industry compensation practices, trends in the mining industry as   well as the achievement of our business and the individual executive officers' objectives. Such objectives are established and modified as necessary to reflect changes in market conditions and other factors. Individual performance is measured by reviewing whether these objectives have been achieved.

It is the responsibility of our Compensation Committee to make recommendations to our Board of Directors with respect to appropriate levels of compensation.

Annual Salary

We pay an annual salary to our employees and the executive officers as consideration for fulfillment of certain roles and responsibilities.

Determining Annual Salary

Increases to annual salary reflect a reward and recognition for successfully fulfilling the position's role and responsibilities, the incremental value of the experience, knowledge, expertise and skills the individual acquires and develops during employment with us and adjustments as appropriate based on external competitiveness and internal equity.

Equity-Based Compensation

We grant equity-based compensation to consultants, employees, including the executive officers, to attract, motivate, engage and retain highly qualified and highly sought-after employees. We grant stock options on a broad basis to encourage all employees to work with a long-term view. Stock options are inherently performance-based because they deliver value to the option holder only if the value of our stock increases. Thus, stock options are a potential reward for long-term value creation and serve as an incentive for employees who remain with us to contribute to the overall long-term success of the business.

Retirement Benefits

We currently do not offer any type of retirement savings plan for our executive officers, directors or employees.

Perquisites

None of our executive officers have perquisites in excess of $10,000 in annual value.

Compensation of Paramount Officers

The Company has a formal employment agreement with its CEO.   The agreement specifies the terms and conditions of employment, the duties and responsibilities during term as CEO, the compensation and benefits to be provided by the Company in exchange for services and the compensation to be provided by the Company in the event employment is terminated due to a change in control of the Company.

The Company has no formal employment agreement with the CFO.   In cases where no formal agreements exist with the Company’s principal officers, our Compensation Committee meets annually to recommend a salary commensurate to their experience, service and contributions to the Company.  The Compensation Committee and the entire Board of Directors has not established any quantifiable criteria with respect to the level of either the stock grants or options. Rather, the Compensation Committee evaluates both cash, stock grants and stock options paid to similarly situated mining companies.

With respect to  stock grants and options issued to the Company’s officers the Nominating Committee or Compensation Committee, as the case may be, considered an overall compensation package that included both cash and stock based compensation which would be in line with the Company’s overall operations and compensation levels paid to similarly situated mining companies.

All stock options were granted at the market on the date of grant. Under Generally Accepted Accounting Principles (“GAAP”) we were required to value these grants based on the date of grant. The dollar value of both the stock options and the stock awards are accounting entries and do not necessarily reflect actual compensation received by any of our officers.

The following table discloses compensation paid during the fiscal years  ended June 30, 2010, 2009 and 2008  to (i) the Company's Chief Executive Officer, (ii) Chief Financial Officer  and (ii) individual(s) who were the only executive officers, other than the Chief Executive Officer or Chief Financial Officer, serving as executive officers at the end of fiscal year whose total salary and bonus exceeded $100,000 (the "Named Executive Officers"). No restricted stock awards, long-term incentive plan payouts or other types of compensation, other than the compensation identified in the chart below, were paid to these executive officers during these fiscal years.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)(2)	Option Awards ($) (1)(2)(3) (4)	NonEquity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Christopher Crupi CEO/ Director	2010 2009 2008	240,000 184,000 156,000	100,000 58,830	− 27,000 792,000	− 40,996 560,000				340,000 310,826 1,508,000

Carlo A. Buffone CFO	2010 2009 2008	37,865	−	−	3,582				41,447 -0- -0-

Michael Clancy Secretary	2010 2009 2008			59,000	105,000				-0- 59,000 105,000

Charles Reed Former V.P./Dir	2010 2009 2008	76,679 150,000 166,000		68,020 79,200	40,996 560,000				76,679 259,016 301,000

Lucie Letellier Former CFO	2010 2009 2008	18,671 81,474 125,000	−	−	− 210,000				18,671 81,474 235,000

(1) The amounts in these columns reflect the dollar amount recognized for financial statement reporting purposes  for the fiscal years indicated in accordance with FASB ASC 718. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executives.

(2) Reflects the dollar value of all stock awards and stock options which we have disclosed in our financial statements.  Our audited financial statements have been filed with the Commission and included in our Annual Report for the years ended June 30, 2010, 2009 and 2008.

(3) All stock option awards are fully vested except for award to Mr. Buffone.

(4) Stock option award for Mr. Buffone vest when the Company’s share price meets the following conditions: 1/3rd upon ten day closing trading values of $2.00, 1/3rd upon ten day closing trading values of $2.50 and 1/3rd upon 10 day closing trading values of $3.00. (The ten days do not have to be a consecutive ten day period).  To date none of the options have vested.

Outstanding Equity Awards at Year End

The following table provides information regarding stock options held by our executive officers. As of June 30, 2010 each of our officers holds the following options:

	Option Awards
Name	Grant Date	No. of Securities Underlying Options	Expiration Date	Exercise Price
Christopher Crupi	10/11/06	400,000	10/10/11	$0.65
	08/23/07	400,000	08/22/12	$0.65
	03/03/09	200,000	03/03/13	$0.65
Carlo A. Buffone	05/14/10	75,000	05/13/13	$1.82
Michael Clancy	08/23/07	75,000	8/22/12	$0.65

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of shares of our common stock as of  October 15,  2010, on which date there were 132,077,034  shares outstanding, inclusive of any shares which could be exercised pursuant to any options or warrants owned by the named individual, by (i) each person known by us to beneficially own 5% or more of the outstanding shares of such class of stock, based on filings with the SEC and certain other information, (ii) each of our “named executive officers” and directors, and (iii) all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power. In addition, under SEC rules, a person is deemed to be the beneficial owner of securities, which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined.

Except as otherwise indicated in the notes to the following table, we believe that all shares are beneficially owned, and investment and voting power is held by the persons named as owners:

Name	No. of Shares of Common Stock and Options (11)	No. of Options/ Warrants	Percent of Class
Christopher Crupi(1)	4,793,900	1,000,000	3.3
Rudi Fronk (2)	225,000	~~-~~	*
Christopher Reynolds (3)	10,000	~~-~~	*
Michel Yvan Stinglhamber(4)	322,343	200,000	*
FCMI Financial Corp.(2)(5)	27,550,000	9,000,000	19.0
John Carden(6)	345,000	200,000	*
Eliseo Gonzalez-Urien(7)(14)	160,000	160,000	*
Michael Clancy(8)	175,000	75,000	*
Carlo Buffone(9) (14)	75,000	75,000	*
Robert Dinning(10)	250,000	160,000	*
Shawn Kennedy (15)	897,946	275,000	*
Fronk Family Foundation(12)	100,000	-	*

All officers and directors as a group (11 persons)	7,345,189		5.1

* Less than 1%

(1)	The business address for Mr. Crupi is c/o Paramount Gold and Silver Corp., Suite 110, 346 Waverley Street, Ottawa, Canada K2P 0W5.

(2)
Mr. Fronk has a 7.5% profit participation in the 12,000,000 common shares of Paramount currently owned by FCMI Financial Corporation (“FCMI”), subject to certain exceptions as to an additional 12,000,000 common shares underlying warrants. In computing FCMI’s gain on sale of its common shares, the shares would be valued at their cost, plus annual percentage increases to the cost, ranging from 10% to 20% per annum. The decision to sell said common shares, and also to vote them, is at the sole discretion of FCMI. Mr. Fronk’s business address is c/o Seabridge Gold Inc., 106 Front Street East, 4th Floor, Toronto. ON  M5A 1E1 Canada.

(3)	The mailing address for Christopher Reynolds is 40 University Ave, Suite 102, Toronto, ON, L6J 2K6.

(4)	The mailing address for Michel Yvan Stinglhamber is Fraccionamiento La Piedra, “Malecon por El Moro” Privada Pelicano 2, La Paz-”Baja California Sur” C.P. 23010 Mexico.

(5)	The mailing address for FCMI Financial Corp. is Suite 250, BCE Place, 181 Bay Street, Toronto, Ontario, Canada M3J 2T2.

(6)	The mailing address for John Carden is 925 N. Homestead Drive, Liberty Lake, WA 99019.

(7)	The mailing address for Eliseo Gonzalez-Urien is 10911 Corp Ranch Road, Ashland , Oregon 97520.

(8)	The business address for Michael Clancy is 160 Elgin Street, Ottawa, Ontario Canada K1P 1C3

(9)	The mailing address for Carlo Buffone is 346 Waverley Street, Ottawa, ON, K2P0W5.

(10)	The mailing address for Robert Dinning is #12-1900 Indian River Creek, North Vancouver, British Columbia Canada V7G 2R1

(11)
Under Exchange Act Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on July 31, 2010.

(12)	Mr. Fronk is a beneficiary and has shared voting power with his spouse in the Foundation

(13)	Based on the number of currently issued and outstanding shares of common stock and warrants owned by the shareholder as a fraction of the total number of issued and outstanding shares of common stock.

(14)
Stock options vest as to 1/3rd upon ten day closing trading values of $2.00, 1/3rd upon ten day closing trading values of $2.50 and 1/3rd upon 10 day closing trading values of $3.00. (The ten days do not have to be a consecutive ten day period

(15)	The mailing address for Shawn Kennedy is 895 Glover Road, Smithers, BC, V0J 2N6.

The following table is a summary of our equity compensation plans as of June 30, 2010:

Equity Compensation Plan Information(1)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,200,000	$1.26	1,185,695
Equity compensation plans not approved by security holders (1)	1,585,000	$0.65	1,130,330
Total	2,875,000	$0.91	2,316,025

(1)	Represents our 2006/07 Stock Incentive and Compensation Plan the terms and conditions of which are similar in all material respects to our 2008/09 Stock Incentive and Compensation Plan.

Certain Relationships and Related Transactions

It is our practice and policy to comply with all applicable laws, rules and regulations regarding related party transactions, including the Sarbanes-Oxley Act of 2002.  A related person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons. Our Audit Committee has been charged with responsibility for approving all related party transactions as part of the Audit Committee’s overall responsibilities as set forth in its charter. In considering related party transactions, the Audit Committee takes into account the relevant available facts and circumstances.  In the event a director has an interest in the proposed transaction, the director must recuse himself from the deliberations and approval.

During the year ended June 30, 2010, directors received payments on account of professional fees and reimbursement of expenses in the amount of $484,758 (2009: $478,939, 2008: $437,178).  During the year ended June 30, 2010, the Company did not issue any  common shares to directors (2009 – 458,095, 2008- 245,000 common shares) for services rendered.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of our common stock (“Section 16 Insiders”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.

To our knowledge based solely on a review of the copies of such reports furnished to us and the Section 16 Insiders’ representations to us that no other reports were required during the year ended June 30, 2010, our Section 16 Insiders complied with their respective filing requirements under Section 16(a) on a timely basis.

Matters Relating to Corporate  Governance

The Board and its Committees

Our Board currently consists of  eight  directors. They are: Christopher Crupi,  Dr. John Carden, Michel Yvan Stinglhamber, Robert Dinning, Rudi P. Fronk,  Eliseo Gonzalez-Urien Christopher Reynolds and Shawn Kennedy.  The rules of the NYSE Amex require that a majority of our directors be independent directors.  The Board has determined that Dr. Carden and Messrs. Stinglhamber,  Fronk, Eliseo Gonzalez-Urien, Reynolds and Kennedy  are independent directors having satisfied the independence requirements pursuant to the “non-employee director” definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act and National Instrument 58-101 of the Canadian Securities Administrators (“CSA”) and pursuant to the “independent director” definition in Section 803A of the NYSE Amex rules.  Mr. Reynolds and Mr. Dinning are considered an “financial experts”.

During our last fiscal year, our Board met a total of 22 times.   Each of our directors attended no less than 75% of our director meetings and no less than 75% of any committee meetings on which they serve.  Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend and historically more than a majority have done so either in person or made themselves available telephonically.   At our last annual meeting held on February 24, 2010,  Mr. Crupi was present in person and all other directors were available telephonically.

The Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating Committee. A minimum of three directors serve on each committee. Current membership on the various committees is as follows:

•	Audit Committee: Christopher Reynolds (chairman), Robert Dinning and John Carden

•	Compensation Committee: Robert Dinning (chairman), John Carden and Rudi Fronk

•	Nominating Committee: Rudi Fronk (chairman), Michel Yvan Stinglhamber and Eliseo Gonzalez-Urien

The committees generally meet throughout the year to review matters within each committee’s jurisdiction as more fully set forth below.  Our Audit Committee met a total of four times during the last fiscal year.  Our Nominating Committee met once during the last fiscal year and once subsequent to year end.  Our Compensation Committee met once during the last fiscal year and once subsequent to year end.

Copies of the charters of each of these committees are available on Paramount’s website located at www.paramountgold.com.

The Audit Committee oversees the accounting and financial reporting processes of Paramount and audits of the financial statements of Paramount. The Audit Committee has the sole authority to retain and terminate the independent registered public accounting firm that examines our financial statements.

The primary purpose of the Compensation Committee is to review, on an annual basis or more frequently as it deems appropriate, the performance of our executive officers, to review the amount and form of compensation payable to our executive officers and to report to the Board on an annual basis, making recommendations regarding compensation of our executive officers. In addition, the Compensation Committee administers our equity compensation plans.

The primary purpose of the Nominating Committee is to identify and recommend individuals qualified for nomination to serve on our Board. Some of the criteria which we deem important to the nomination process include: work experience, reputation, ability to interact with current directors, and availability for meetings and for general corporate input.

We have also established a corporate governance committee comprised of all the independent board members  to review the Company’s operational procedures and corporate compliance matters.

Code of Ethics

The Board has adopted a Code of Ethics that applies to all our directors and employees, including our principal executive officer and principal financial officer. A copy of the Code is currently available on our website at www.paramountgold.com.

 Board of Directors and Compensation of Directors

Director Compensation

The general policy of our Board is that compensation for independent directors should be a mix of cash and equity-based compensation.  For the fiscal year ended June 30, 2010, the Compensation Committee evaluated the appropriate level and form of compensation for independent directors.  The Compensation Committee will make such compensations evaluations and recommendations annually.  The Board reviews the Committee’s recommendations and then determines the amount of director compensation.

During the second half of the fiscal year ended June 30, 2010, independent directors were entitled to receive cash compensation of $6,000 per quarter.   An additional fee of $10,000 and $5,000 were paid to the Chairman of the Board and Chairman of the Audit Committee respectively.

The following table discloses compensation paid to our directors during the last fiscal year. (5)

DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED JUNE 30, 2010
Name (1)	Fees paid or earned in cash ($)	Stock awards ($) (2)(3)	Option awards ($) (2)(3)	Total ($)
John Carden	12,000			12,000
Michel Yvan Stinglhamber	12,000			12,000
Rudi Fronk	12,000			12,000
Eliseo Gonzalez-Urien	12,000		50,321	62,321
Christopher Reynolds	17,000			17,000
Robert Dinning	34,212			34,212
———————
(1)	Compensation for Mr. Crupi is included in the Summary Compensation Table.

(2)
The amounts in these columns reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years indicated in accordance with FASB ASC 718 for stock awarded to our directors in 2010 and prior years. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named directors.

(3)
Reflects the dollar value of all stock awards and stock options which we have disclosed in our financial statements. Our audited financial statements have been filed with the SEC and included in our Annual Report for the years ended June 30, 2010 and 2009.

 (4)     Mr. Kennedy did not join our Board of Directors until August 2010 and as such no director compensation was paid to him for the year ended June 30, 2010.

Outstanding Equity Awards at Year End

The following table provides information regarding stock options held by our directors.  As of June 30, 2010 the following directors have been granted the following options:

	Option Awards
Name	Grant Date	No. of Securities Underlying Options	Expiration Date	Exercise Price
Michel Stinglhamber	05/09/07	145,000	05/08/11	$0.65
	08/23/07	35,000	08/22/12	$0.65
	03/03/09	20,000	03/03/13	$0.65
John Carden	03/03/09	20,000	03/03/13	$0.65
	08/23/07	180,000	08/22/12	$0.65
Robert Dinning	03/03/09	10,000	03/03/13	$0.65
	03/03/09	100,000	03/03/13	$0.65
	03/02/08	50,000	03/01/13	$0.65
Eliseo Gonzalez-Urien	05/15/09	160,000	05/14/13	$1.46

Comparative Market Prices and Dividends

Paramount’s common stock began trading on the American Stock Exchange (now known as the NYSE Amex Equities) on August 1, 2007 under the symbol “PZG.” Paramount’s common stock also trades on the TSX under the same symbol and on the Deutsche Börse under the symbol “P6G.” There is a limited market for our common stock. Prior to trading on the NYSE Amex, Paramount’s common stock traded on the Over-the-Counter Bulletin Board.

Until August 26, 2005, there was no posted bid or ask price for our common stock when we began to trade on the Over-the-Counter Bulletin Board. The following table sets forth the high and low prices for our common stock for the periods indicated:

	High	Low
Year Ending June 30, 2011
First Quarter (ended September 30, 2010)	$1.59	$1.19
Year Ending June 30, 2010
First Quarter	$1.55	$1.17
Second Quarter	$1.50	$1.12
Third Quarter	$1.81	$1.40
Fourth Quarter	$1.93	$1.26
Year Ended June 30, 2009
First Quarter	$1.75	$0.64
Second Quarter	$0.64	$0.26
Third Quarter	$0.88	$0.36
Fourth Quarter	$1.88	$0.70
Year Ended June 30, 2008
First Quarter	$3.00	$2.13
Second Quarter	$2.57	$1.70
Third Quarter	$2.56	$1.81
Fourth Quarter	$1.99	$1.38
Year Ended June 30, 2007
First Quarter	$3.20	$1.80
Second Quarter	$2.57	$1.95
Third Quarter	$3.04	$2.07
Fourth Quarter	$3.04	$2.13

The reported bid quotations reflect inter-dealer prices without retail markup, markdown or commissions, and may not necessarily represent actual transactions.

On November 1, 2010, the last trading day for which information was available prior to the date of this proxy statement, the high and low sale prices for Paramount common stock as reported on the NYSE Amex were $1.73 and $1.64 per share, respectively, and the closing sale price on that date was $1.64. Paramount’s stockholders should obtain a current market quotation for Paramount common stock before making any decision with respect to the Proposals. On October 15, 2010, there were approximately 144 shareholders of record of Paramount common stock and 13,014 beneficial holders in street name.

Holders of Paramount common stock are entitled to receive such dividends as our Board of Directors may declare from time to time from any surplus that we may have. We have not paid dividends on our common stock since the date of our incorporation and we do not anticipate paying any common stock dividends in the foreseeable future. We anticipate that any earnings will be retained for development and expansion of our businesses and we do not anticipate paying any cash dividends in the foreseeable future. Future dividend policy will depend upon our earnings, financial condition, contractual restrictions and other factors considered relevant by our Board and will be subject to limitations imposed under Delaware law.

Future Stockholder Proposals

Stockholder Recommendations

While there are no formal procedures for stockholders to submit director recommendations, the Nominating Committee will consider candidates recommended by stockholders in writing. Such written submissions should include the name, address and telephone number of the recommended candidate, along with a brief statement of the candidate’s qualifications to serve as a director. All such stockholder recommendations must signed by the stockholder recommending the director candidate for consideration, must be submitted to the attention of  Mr. Fronk, chairman of the Nominating Committee,  665 Anderson Street, Winnemucca, Nevada, 89445.

Stockholders may recommend candidates at any time, but to be considered by the Nominating Committee for the annual election of directors, the recommendation must be received  no later than 120 days before the first anniversary of the date of mailing this proxy statement for the 2010 Meeting.  Any candidates recommended by a stockholder will be reviewed and considered in the same manner as all other director candidates considered by the Nominating Committee.  In considering director candidates recommended by stockholders, the Nominating Committee will also take into account such factors as it considers relevant, including the length of time that the submitting stockholder has been a stockholder of Paramount and the aggregate amount of the submitting stockholder’s investment in Paramount.  Paramount has never received any recommendations for director candidates from stockholders.

Stockholder Nominations

A stockholder desiring to submit a proposal to nominate a director at the 2010 annual meeting should submit such proposal to the attention of Paramount’s Secretary, 665 Anderson Street, Winnemucca, Nevada, 89445, by November 15, 2010.  However, under the regulations of the SEC, if the date of the 2010 annual meeting were to change by more than 30 days from the date of the 2010 Meeting, any such proposal must be received by Paramount a reasonable time before printing and mailing its proxy materials in order for the proposals to be considered for inclusion in the 2010 Proxy Statement.  In either event, the proxy solicited by Paramount’s Board for the 2010 annual meeting will confer discretionary authority to vote on any stockholder proposal presented at the meeting if Paramount has not received written notice of such proposal by the deadline.

Delivery of Documents to Stockholders Sharing an Address

Stockholders who share a single address will receive only one proxy statement at that address unless we have received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such an address wishes to receive a separate copy of this proxy statement or of future proxy statements (if applicable), he or she may contact Paramount at 665 Anderson Street, Winnemucca, Nevada, 89445, Attention: Secretary. We will deliver separate copies of this proxy statement promptly upon written or oral request. If you are a stockholder of record receiving multiple copies of this proxy statement, you can request householding by contacting us in the same manner. If you own your shares of our common stock through a bank, broker or other stockholder of record, you can request additional copies of this proxy statement or request householding by contacting the stockholder of record.

Fees and Expenses

  Paramount intends to retain  Mellon Investor Services  as proxy solicitor in connection with the Meeting. The proxy solicitor may contact holders of Paramount  common stock by mail, telephone, fax, electronic mail and personal interview and may request brokers, dealers and other nominee stockholders to forward material relating to the Paramount proposals to beneficial owners of Paramount common stock. Paramount will pay the proxy solicitor reasonable and customary compensation for these services in addition to reimbursing the proxy solicitor for its reasonable out-of-pocket expenses. Paramount has agreed to indemnify the proxy solicitor against various liabilities and expenses in connection with the Paramount proposals, including various liabilities under the U.S. federal securities laws.

Other than as set forth above, Paramount will not pay any fees or commissions to any broker, dealer or other person for soliciting proxies pursuant to the Transaction. Paramount will reimburse brokers, dealers, commercial banks and trust companies and other nominees, upon request, for customary clerical and mailing expenses incurred by them in forwarding proxy materials to their customers.

Other Matters

The Board does not know of any other matter that may be brought before the Meeting. However, if any such other matters are properly brought before the Meeting, the proxies may use their own judgment to determine how to vote your shares.

Where Stockholders Can Find More Information

Paramount files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document Paramount files at the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Paramount’s SEC filings are also available to the public at the SEC’s website at http://www.sec.gov or at Paramount’s website at http://www.paramountgold.com under “Investors.”  Unless otherwise provided below, the information provided in Paramount’s SEC filings (or available on Paramount’s website) is not part of this proxy statement and is not incorporated by reference.

The SEC allows Paramount to incorporate by reference into this proxy statement, documents it files with the SEC. This means that, if you are a Paramount stockholder, Paramount can disclose important information to you by referring you to those documents.

The information filed by Paramount and incorporated by reference is considered to be a part of this document, and later information that Paramount files with the SEC will update and supersede that information. Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference, regarding the contents of any contract or other document are not necessarily complete and each such statement is qualified in its entirety by reference to such contract or other document filed as an exhibit with the SEC.

Paramount incorporates by reference the documents listed below and any documents filed by Paramount pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (Commission File No. 001-33630), after the date of this document and before the date of the Meeting:

Paramount’s Annual Report on Form 10-K and Form 10K-A for the fiscal year ended June 30, 2010 filed with the SEC.

Paramount undertakes to provide without charge to each person to whom a copy of this proxy statement has been delivered, on written or oral request, by first class mail or other equally prompt means, within one business day of receipt of the request, a copy of any or all of the documents incorporated by reference into this proxy statement, other than the exhibits to these documents, including Paramount’s annual report and amended report on Form 10-K and Form 10-K/A for the fiscal year ended June 30, 2010 (and including the related financial statements and the financial statement schedules), unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates.  You should direct any requests for documents to Paramount Gold and Silver Corp. 665 Anderson Street, Winnemucca, Nevada, 89445, Attn: Christopher Crupi, CEO, (telephone (613) 226-9881).  Document requests from Paramount should be made at least ten days prior to the Meeting.

The proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any offer or solicitation in that jurisdiction. The delivery of this proxy statement should not create an implication that there has been no change in the affairs of Paramount since the date of this proxy statement or that the information herein is correct as of any later date.

Stockholders should not rely on information other than that contained or incorporated by reference in this proxy statement. Paramount has not authorized anyone to provide information that is different from that contained in this proxy statement. This proxy statement is dated November 5, 2010. No assumption should be made that the information contained in this proxy statement is accurate as of any date other than that date unless so indicated herein, and the mailing of this proxy statement will not create any implication to the contrary.

If you have questions about the Meeting after reading this proxy, or if you would like additional copies of this proxy statement or the proxy card, you should contact Paramount Gold and Silver Corp., 665 Anderson Street, Winnemucca, Nevada, 89445 telephone (775)625-3600, Attn: Christopher Crupi.

Paramount also files reports and other information with Canadian provincial securities commissions. These reports and information are available to the public free of charge on SEDAR at www.sedar.com under Paramount’s profile. The information provided in Paramount’s filings on SEDAR is not part of this proxy statement and is not incorporated by reference.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

Paramount Gold and Silver Corp.

INTERNET
http://www.proxyvoting.com/pzg
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

WO#
84452

▼ FOLD AND DETACH HERE ▼

Please mark your votes as indicated in this example ☒

The Board of Directors recommends a vote "FOR" the Nominees listed below and "FOR" Proposal 2.

	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS
1. Vote on Directors	☐	☐	☐

Nominees:

01 Christopher Crupi
02 Michel Yvan Stinglhamber
03 John Carden
04 Robert Dinning
05 Christopher Reynolds
06 Rudi P. Fronk
07 Eliseo Gonzalez - Urien
08 Shawn Kennedy

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box above and write that nominee's name in the space provided below.)

*Exceptions ______________________________

	FOR	AGAINST	ABSTAIN
2. Vote on ratification of Meyers Norris Penny LLP as our independent registered public accountants	☐	☐	☐

Mark Here for Address Change or Comments SEE REVERSE ☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature ______________________ Signature ______________________ Date __________

Choose **MLink**℠ for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to **Investor ServiceDirect**® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2009 Annual Report to Stockholders are available at: **http://paramountgold.com/pzg**

▼ FOLD AND DETACH HERE ▼

COMMON STOCK

PARAMOUNT GOLD AND SILVER CORP.

665 ANDERSON STREET

WINNEMUCCA, NEVADA, USA 89445

ANNUAL MEETING OF STOCKHOLDERS: DECEMBER 10, 2010

The undersigned, hereby appoints ______________ and ______________ or either of them acting separately, as attorneys in fact and proxies with full power of substitution to vote, as designated on the reverse side, all shares of Common Stock of Paramount Gold and Silver Corp. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at 2600 N. Military Trail Suite 270, Boca Raton, Florida 33431 on December 10, 2010, at 10:00 A.M. and at any adjournments thereof, upon all matters which may properly come before said Annual Meeting.

(If no name is identified above, it shall be conclusively presumed that Christopher Crupi and Rudi P. Fronk, or either of them acting separately has been designated attorney in fact)

This proxy shall be voted in accordance with the instructions marked on the reverse side hereof. If no choice is marked, the above appointed proxies have discretionary authority with respect to the election of directors and Proposal 2 and any other matter that may properly come before the Annual Meeting. The above-appointed proxies will exercise any discretionary authority to vote "FOR" the nominees for election as directors and "FOR" proposal 2.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.
THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF.

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

WO#
84452